Supplement dated November 18, 2021,
to the Prospectus
dated May 1, 2021, as supplemented, for:

MassMutual Transitions SelectSM II

Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Effective November 1, 2021, this supplement amends certain information in the above-referenced prospectus (“Prospectus”):

•	American Century Investment Management, Inc. replaced T. Rowe Price Associates, Inc. as the investment sub-adviser to the MML Small Company Value Fund. All references in the Prospectus to T. Rowe Price Associates, Inc. as the investment adviser to the Fund are replaced with American Century Investment Management, Inc.
•	Massachusetts Financial Services Company was added as an investment sub-adviser to the MML International Equity Fund. All references in the Prospectus to the investment sub-adviser to the MML International Equity Fund shall include Massachusetts Financial Services Company.
•	The current expenses for the MML Small Company Value Fund and MML International Equity Fund were reduced by fee waivers.

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The following replaces the information for the MML Small Company Value Fund and the MML International Equity Fund in Appendix A of the Prospectus:

Fund Type	Fund and Adviser/Sub-Adviser	Current Expenses (expenses/ average assets)	Average Annual Total Returns (as of 12/31/2020)
			1 Year	5 Year	10 Year
Small/Mid-Cap Value	MML Small Company Value Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.	1.16%(20)	8.92%	11.77%	9.38%
International/Global	MML International Equity Fund (Service Class I) Adviser: MML Investment Advisers, LLC Sub-Adviser: Harris Associates L.P. and Massachusetts Financial Services Company	1.22%(14)	5.07%	6.88%	―

(14)	The expenses in the above table reflect a written agreement by MML Advisers to waive 0.10% of its management fees through April 30, 2023. This agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

(20)	The expenses in the above table reflect a written agreement by MML Advisers to waive 0.15% of its management fees through April 30, 2023. This agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

If you have questions about this supplement or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call the MassMutual Customer Service Center at 1-866-645-2362. Our Service Center is open Monday through Friday between 7 a.m. and 7 p.m. Central Time.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.MassMutual.com.

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